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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  December 20, 1996

                        ZIEGLER LEASING CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)

                                 Wisconsin
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               (State or Other Jurisdiction of Incorporation)

           33-43082                                    39-1148992
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

 215 North Main Street, West Bend, Wisconsin                   53095
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (414) 334-5521
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)


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     Item 1.   Change of Control of Registrant.
     ------    -------------------------------

               On December 20, 1996, all of the outstanding capital stock of the Registrant was purchased by General Electric Capital Corporation from The Ziegler Companies, Inc., in a cash for stock transaction. All of the outstanding capital stock of the Registrant, namely 2,000 shares of common stock, $1.00 par value, is now owned by General Electric Capital Corporation.


     Item 4.   Change in Registrant's Certifying Accountant.
     ------    --------------------------------------------

               Effective December 23, 1996, the Registrant engaged KPMG Peat Marwick as principal accountants to audit the Registrant's financial statements. Before such new engagement, Arthur Andersen LLP was engaged as the Registrant's principal accountants. The change in principal accountants was made as a routine matter, incident to the change of control of the Registrant.


     Item 6.   Resignations of Registrant's Directors
     -------   --------------------------------------

               On December 20, 1996, in connection with the transaction referred to in Item 1 above, each of Larry E. Johnson, Ronald F. Jones, Kevin A. Kalnins, Thomas A. Norman, S. Charles O'Meara, Donna
     M. Pieper, Janine R. Schmidt, Mark E. Sedlmeier, Lynn R. Van Hom, Jeffery C. Vredenbregt and Peter D. Ziegler resigned his or her position as a member of the Board of Directors of the Registrant.


     Item 7.   Financial Statements and Exhibits
     -------   ---------------------------------

     (c)  Exhibits.

          10.1 Stock Purchase Agreement, dated December 20, 1996, between General Electric Capital Corporation and The Ziegler Companies, Inc.










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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZIEGLER LEASING CORPORATION


     DATE:  December 30, 1996      By:      /s/ Thomas F. Fanelli
                                       -----------------------------------
                                            Thomas F. Fanelli, Vice President






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                                  EXHIBIT INDEX


     Exhibit No.                Description                           Page
     -----------                -----------                           ----

     10.1 Stock Purchase Agreement, dated December 20, 1996, between General Electric Capital Corporation and The Ziegler Companies, Inc.







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